UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

AUGUST 11, 2004

PETROHAWK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-25717	86-0876964
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, Suite 4400, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(832) 204-2700
(Registrant’s telephone number, including area code)

Item 2.                                                           ACQUISITION OR DISPOSITION OF ASSETS

(a)                                  On August 11, 2004, Petrohawk Energy Corporation (the “Company”) closed the purchase from PHAWK, LLC (formerly Petrohawk Energy, LLC), a stockholder of the Company holding approximately 54% of the voting power of all of the Company’s outstanding shares, of certain oil and gas properties in the Breton Sound area, Plaquemines Parish, Louisiana, and in the West Broussard Field in Lafayette Parish, Louisiana having approximately 2.9 Bcfe of proved reserves.  This purchase included the acquisition of 79 square miles of recently reprocessed 3D seismic data and a 25% working interest in 8 leased drilling prospects covering approximately 2,528 gross acres in Breton Sound as well as two producing wells, pipelines and associated production facilities in Block 11 and 23, Breton Sound.  Also, a 14% working interest (10% net revenue interest) was acquired in the RLSUA Montesano #1 in the West Broussard Field which has recently gone on production.  The aggregate purchase price for all of the proved reserves, seismic data, undeveloped acreage, pipelines, production facility and other assets was $8.5 million in cash.  The effective date of the acquisition was June 1, 2004 and the effects of this transaction will first be reported in the Company’s results for the quarter ending September 30, 2004.

A Special Committee of one disinterested director, Mr. Robert C. Stone, Jr., was formed by the Company’s board of directors to evaluate, negotiate and complete the purchase due to certain officers and directors of the Company owning interests in PHAWK, LLC.  The Special Committee hired the engineering firm of Netherland, Sewell & Associates, Inc. to provide the reserve evaluation and engaged Petro Capital Advisors, LLC (not affiliated with Petrohawk Energy Corporation) to evaluate the fairness, from a financial point of view, of the purchase to the Company.  Petro Capital Advisors, LLC rendered a fairness opinion to the Special Committee based on several different valuation approaches, depending on the type of asset.

Messrs. David B. Miller, D. Martin Phillips, Daniel A. Rioux, Tucker S. Bridwell, James L. Irish, III, and Floyd C. Wilson, six of the seven current directors of the Company, may be deemed to be interested in the purchase by the Company of PHAWK, LLC’s oil and gas properties and other assets. Mr. Wilson, Chairman of the Board, President and Chief Executive Officer of the Company is also President and Chief Executive Officer of PHAWK, LLC.  In addition, FCW, LLC, a member of PHAWK, LLC, has the contractual right to nominate one of the five members of the board of directors of the PHAWK, LLC pursuant to PHAWK, LLC’s limited liability agreement and has nominated Mr. Wilson, the majority member of FCW, LLC.  Messrs. Miller and Phillips, both directors of the Company, are also directors of PHAWK, LLC. In addition, EnCap Energy Capital Fund IV, L.P. and EnCap Energy Capital Fund IV-B, L.P. which are members of PHAWK, LLC, have the contractual right to nominate a majority of the members of the board of directors of PHAWK, LLC pursuant to PHAWK, LLC’s limited liability company agreement. These EnCap entities have nominated Messrs. Miller and Phillips, along with a third nominee, to the board of PHAWK, LLC. Messrs. Miller and Phillips control, indirectly, EnCap Energy Capital Fund IV, L.P. and EnCap Energy Capital Fund IV-B, L.P. which have collectively made an approximately 64% capital contribution to PHAWK, LLC. Each of Messrs. Bridwell and Irish has made less than a 0.2% capital contribution each to PHAWK, LLC, but does not hold any directorship or office in PHAWK, LLC and is not otherwise affiliated with PHAWK, LLC. Mr. Rioux, is also a director of PHAWK, LLC. In addition, Kellen Holdings, LLC, a member of PHAWK, LLC which made an approximately 19% capital contribution to PHAWK, LLC, is an affiliate of Liberty Energy Holdings, LLC of which Mr. Rioux is Vice President and Treasurer.

(b)                                 The Company intends to continue to operate and develop the oil and gas properties it acquired through the PHAWK, LLC transaction.  Specifically, drilling is expected to begin in Breton Sound during the fourth quarter of 2004.  The Company also plans to utilize the seismic data acquired in the transaction to further develop or increase production from the properties and interests acquired therein.

Item 5.                                                           OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 11, 2004, the Board of Directors of the Company approved changes of the names of the Company’s stock option plans to reflect the name change of the Company.  The Beta Oil & Gas, Inc. Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan, as amended, was amended and restated to be the Petrohawk Energy Corporation Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan.  The Beta Oil & Gas, Inc. 2004 Non-Employee Director Incentive Plan was amended and restated to be the Petrohawk Energy Corporation 2004 Non-Employee Director Incentive Plan.  The Beta Oil & Gas, Inc. 2004 Employee Incentive Plan was amended and restated to be the Petrohawk Energy Corporation 2004 Employee Incentive Plan.  Copies of these plans are attached hereto as Exhibits 99.1, 99.2 and 99.3.

Item 7.                                                           FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	99.1	Petrohawk Energy Corporation 2004 Non-Employee Director Incentive Plan
	99.2	Petrohawk Energy Corporation 2004 Employee Incentive Plan
	99.3	Petrohawk Energy Corporation Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan
	99.4	Press Release dated August 12, 2004

Item 12.                                                    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 12, 2004, the Company announced its financial and operating results for the quarter ending June 30, 2004.  The press release regarding this announcement is furnished as Exhibit 99.4.

The information in this report is furnished pursuant to this Item 12 and shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the

Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Disclosure Regarding Forward-Looking Statements

Included in this report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical facts, included in this Form 8-K that address activities, events or developments that the Company expects or anticipates will or may occur in the future are forward-looking statements. The forward-looking statements speak only as of the date made and the Company undertakes no obligation to update such forward-looking statements. These forward-looking statements may be identified by the use of the words “believes,”  “intends,”  “expects,”  “anticipates,”  “projects,”  “estimates,”  “predicts” and similar expressions that contemplate future events.

These future events include the following matters:

•       Estimates of proved reserve quantities and net present values of those reserves

•       Reserve potential

•       Business strategy

•       Capital expenditures – amount and types

•       Financial position

•       Budgets

•       Expansion and growth of our business and operations

•       Expansion and development trends of the oil and gas industry

•       Production of oil and gas reserves

•       Exploration prospects and property acquisitions

•       Wells to be drilled and drilling results

•       Operating results and working capital

•       Marketing of natural gas and oil

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations reflected in such forward-looking statements will prove to have been correct.

Reserve estimates of oil and gas properties are generally different from the quantities of oil and natural gas that are ultimately recovered or found. This is particularly true for estimates applied to exploratory prospects and new production. Additionally, any statements contained in this report regarding forward-looking statements are subject to various known and unknown risks, uncertainties and contingencies, many of which are beyond our control and which may affect the Company's operating results, including:

•       the risks associated with exploration;

•       the ability to find, acquire, market, develop and produce new properties;

•       natural gas and oil price volatility;

•       uncertainties in the estimation of proved reserves and in the projection of production of proved reserves;

•       future rates of production and timing of development expenditures;

•       operating hazards attendant to the natural gas and oil business;

•       downhole drilling and completion risks that are generally not recoverable from third parties or insurance;

•       potential mechanical failure or under-performance of significant wells;

•       climatic conditions;

•       availability and cost of material and equipment;

•       delays in anticipated start-up dates;

•       actions or inactions of third-party operators of the Company’s properties;

•       the ability to find and retain skilled personnel;

•       availability of capital;

•       the strength and financial resources of competitors;

•       regulatory developments;

•       environmental risks; and

•       general economic conditions, including wars and acts of terrorism.

These and other risks and uncertainties, which are more fully described in our Annual Report on Form 10-K/A filed with the SEC, could cause actual results and developments to be materially different from those expressed or implied by any of these forward-looking statements.  Such things may cause actual results, performance, achievements or expectations to differ materially from the anticipated results, performance, achievements or expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

PETROHAWK ENERGY CORPORATION

Date: August 18, 2004	By:	/s/ Shane M. Bayless
Shane M. Bayless
Vice President-Chief Financial Officer and Treasurer